UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06349

Name of Fund:  BlackRock Latin America Fund, Inc.

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America

            Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 04/30/2019

Item 1 – Report to Stockholders

APRIL 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

In the U.S. equity market, volatility spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed-income securities delivered modest positive returns with relatively low volatility. In fixed-income markets, short-term U.S. Treasury yields rose, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed shifted to a more patient perspective on the economy after increasing interest rates three times. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending. The shift toward more stimulative economic policy helped equity markets rebound in 2019.

We continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In this environment, U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.76%	13.49%
U.S. small cap equities (Russell 2000® Index)	6.06	4.61
International equities (MSCI Europe, Australasia, Far East Index)	7.45	(3.22)
Emerging market equities (MSCI Emerging Markets Index)	13.76	(5.04)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.18	2.18
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.09	6.44
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.49	5.29
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.36	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.54	6.74
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2019	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2019, the Fund outperformed the benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s outperformance relative to the benchmark over the six-month period was driven primarily by stock selection in China, Taiwan and Brazil. Domestic-oriented Chinese consumer names had the largest positive impact on performance, as they showed resiliency during a volatile period. Within China, top performers included sportswear company Li Ning Co. Ltd., gaming firm SJM Holdings Ltd. (Macau), and travel and leisure company CTrip. In Taiwan, information technology hardware names such as WIN Semiconductors Corp. and Merry Electronics Co. Ltd. performed well, rebounding off their fourth quarter lows. In addition, a non-benchmark position in Brazilian health care company Notre Dame Intermedica Participacoes SA rallied on strong earnings and a successful follow-on stock offering.

Positioning within India represented the largest detractor amid pressure on the Indian rupee and uncertainty surrounding elections there. The Fund recovered some losses in India in March as that market rebounded on stabilizing earnings, polls supporting the current regime heading into elections, and favorable macroeconomic indicators. A lack of holdings in South Africa detracted late in the period amid rand strength and positive momentum ahead of elections there. Lastly, the Fund’s non-benchmark allocation to Argentina was a major detractor, as Argentina’s currency saw significant declines based on inflation fears.

At period end, the Fund held an elevated cash balance, although the Fund’s cash position did not have any material impact on performance.

Describe recent portfolio activity.

The Fund added meaningfully to its holdings in China following that market’s indiscriminate fourth quarter sell-off. In particular, the Fund added to domestic consumption-oriented names, initiating positions in gaming company Wynn Macau, travel and leisure firm CTrip and liquor producer Kweichou Moutai Co., Ltd. The Fund also added to Mexican exposure on weakness in that market, buying into beverage and retail firm FEMSA, while increasing its position in lender Grupo Financiero Banorte SAB de CV. Conversely, the Fund trimmed South Korean exposure on weak macroeconomic factors there, exiting positions in Shinhan Financial Group Co. Ltd., Daewoo Shipbuilding & Marine Engineering Co. Ltd. and Pan Ocean Co. Ltd. (shipping).

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in Mexico and Brazil, and underweight in South Africa and Taiwan. At the sector level, the Fund was overweight in financials and health care, and underweight in communication services and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock Emerging Markets Fund, Inc.

Performance Summary for the Period Ended April 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.23%	(0.19)%	N/A	5.26%	N/A	8.32%	N/A
Investor A	16.09	(0.43)	(5.66)%	4.87	3.74%	7.94	7.36%
Investor C	15.68	(1.17)	(2.16)	4.01	4.01	7.06	7.06
Class K	16.26	(0.15)	N/A	5.28	N/A	8.33	N/A
MSCI Emerging Markets Index(c)	13.76	(5.04)	N/A	4.04	N/A	7.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,162.30	$5.31	$1,000.00	$1,019.89	$4.96	0.99%
Investor A	1,000.00	1,160.90	6.64	1,000.00	1,018.65	6.21	1.24
Investor C	1,000.00	1,156.80	10.64	1,000.00	1,014.93	9.94	1.99
Class K	1,000.00	1,162.60	5.04	1,000.00	1,020.13	4.71	0.94

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of April 30, 2019	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2019, the Fund’s Institutional and Class K Shares outperformed its benchmark, the MSCI Emerging Markets Latin America Index, while its Investor C Shares underperformed the benchmark, and Investor A shares performed in-line with the benchmark.

What factors influenced performance?

During the six-month period, the Fund’s stock selection in Brazil and underweight to the lagging Chile market led positive contributions to performance. From the fourth quarter of 2018 through January 2019, Brazilian stocks registered strong gains based on well-received election results as investors anticipated that the previous administration’s reform-focused agenda would proceed. Lender Banco Bradesco SA represented the largest individual contributor to the Fund’s performance within Brazil. An overweight to Brazilian food company BRF SA also added to relative performance, as the company experienced increased sales in the wake of the swine flu outbreak in China, which has affected the global supply chain for pork products. Outside of Brazil, U.K.-based copper producer Antofagasta PLC was among the top individual performers due to improved supply/demand dynamics.

The Fund’s underweight to Colombia represented the largest detractor from performance as strength in oil prices, stable inflation and a resilient labor market have helped to drive domestic activity. A non-benchmark allocation to Argentina also weighed on returns amid inflation concerns. An underweight to Wal-Mart de Mexico SAB de CV was the largest individual detractor for the period. Additionally, the Fund’s overweight to the Brazilian mining company Vale SA detracted in light of a dam collapse at one of the company’s mines.

Describe recent portfolio activity.

The Fund’s aggregate positioning remained essentially unchanged during the six-month period. Brazil remains the Fund’s largest overweight, although some exposures there were consolidated into positions where the investment adviser has the most conviction. Notably, the Fund took profits from Brazilian retailers B2W Cia Digital and Lojas Renner SA and used the proceeds to increase exposure across existing consumer staples and financials holdings. Similarly, the Fund took advantage of price and currency weakness to add to its exposure in Mexico, bringing the Fund’s position there to a neutral weight compared with the benchmark.

Describe portfolio positioning at period end.

At period end, the Fund was overweight in Brazil and underweight in Chile, Peru and Colombia, with a neutral weight in Mexico and a non-benchmark allocation to Argentina. At the sector level, the Fund was overweight in the domestic consumer and real estate, and underweight in utilities and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2019 (continued)	BlackRock Latin America Fund, Inc.

Performance Summary for the Period Ended April 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.19%	(3.78)%	N/A	0.03%	N/A	4.63%	N/A
Investor A	5.02	(4.09)	(9.13)%	(0.28)	(1.35)%	4.33	3.77%
Investor C	4.59	(4.85)	(5.80)	(1.11)	(1.11)	3.48	3.48
Class K	5.22	(3.74)	N/A	0.04	N/A	4.64	N/A
MSCI Emerging Markets Latin America Index(c)	5.07	(5.12)	N/A	(0.74)	N/A	3.63	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets in Latin America.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (11/01/18)	Ending Account Value (04/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,051.90	$6.72	$1,000.00	$1,018.25	$6.61	1.32%
Investor A	1,000.00	1,050.20	8.29	1,000.00	1,016.71	8.15	1.63
Investor C	1,000.00	1,045.90	12.48	1,000.00	1,012.60	12.28	2.46
Class K	1,000.00	1,052.20	6.41	1,000.00	1,018.55	6.31	1.26

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	7

Portfolio Information as of April 30, 2019

BlackRock Emerging Markets Fund, Inc.

TEN LARGEST HOLDINGS

Percent of Net Assets
Tencent Holdings Ltd.	5%
Bank of China Ltd., Class H	4
Ping An Insurance Group Co. of China Ltd., Class H	4
Samsung Electronics Co. Ltd.	3
HDFC Bank Ltd.	3
Grupo Financiero Banorte SAB de CV, Series O	2
Notre Dame Intermedica Participacoes SA	2
SJM Holdings Ltd.	2
Petroleo Brasileiro SA — ADR	2
Itau unibanco holding SA, Preference Shares — AQR	2

GEOGRAPHIC ALLOCATION

	Percent of Net Assets
China	27%
Brazil	9
South Korea	9
United States	9
India	8
Taiwan	7
Mexico	6
Hong Kong	6
Indonesia	3
Russia	3
Thailand	2
Poland	2
United Kingdom	2
Argentina	2
Israel	1
United Arab Emirates	1
Egypt	1
Panama	1
Turkey	1
Liabilities in Excess of Other Assets	—	(a)

(a)	Represents less than 1% of Net Assets.

BlackRock Latin America Fund, Inc.

TEN LARGEST HOLDINGS

Percent of Net Assets
Itau Unibanco Holding SA, Preference Shares — ADR	9%
Banco Bradesco SA — ADR	7
Vale SA — ADR	6
Petroleo Brasileiro SA — ADR	5
Fomento Economico Mexicano SAB de CV — ADR	5
Petroleo Brasileiro SA — ADR	5
Grupo Financiero Banorte SAB de CV, Series O	5
America Movil SAB de CV	5
B3 SA — Brasil Bolsa Balcao	4
Banco do Brasil SA	3

GEOGRAPHIC ALLOCATION

Percent of Net Assets
Brazil	70%
Mexico	24
United States	4
Argentina	2
Chile	2
Liabilities in Excess of Other Assets	(2)

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2018 and held through April 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	9

Schedule of Investments (unaudited) April 30, 2019	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 89.6%

Argentina — 1.5%
Grupo Financiero Galicia SA — ADR	389,010	$8,472,638

Brazil — 6.8%
BB Seguridade Participacoes SA	1,317,387	9,494,621
Fleury SA	541,122	2,863,554
Notre Dame Intermedica Participacoes SA	1,509,507	13,520,156
Petroleo Brasileiro SA — ADR	878,525	13,379,936

		39,258,267

China — 27.1%
Alibaba Group Holding Ltd. — ADR(a)	52,888	9,814,426
Bank of China Ltd., Class H	44,168,200	21,090,535
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	1,507,100	4,391,656
Bilibili, Inc. — ADR(a)(b)	262,980	4,681,044
China Overseas Land & Investment Ltd.	2,286,000	8,564,846
China Pacific Insurance Group Co. Ltd., Class H	2,209,400	9,067,128
CNOOC Ltd.	3,608,000	6,553,331
Ctrip.com International Ltd. — ADR(a)	152,462	6,715,951
Han’s Laser Technology Industry Group Co. Ltd., Class A	888,505	5,174,154
Kunlun Energy Co. Ltd.	9,078,000	9,602,329
Kweichow Moutai Co. Ltd., Class A	46,917	6,784,991
Li Ning Co. Ltd.(a)	3,904,500	7,093,366
Momo, Inc. — ADR	172,609	6,053,398
Ping An Insurance Group Co. of China Ltd., Class H	1,719,500	20,813,958
Sunny Optical Technology Group Co. Ltd.	178,700	2,186,055
Tencent Holdings Ltd.	540,410	26,635,535

		155,222,703

Egypt — 1.2%
Commercial International Bank Egypt SAE	1,500,919	6,670,545

Hong Kong — 5.9%
Health & Happiness H&H International Holdings Ltd.(a)(b)	1,417,000	8,703,469
SJM Holdings Ltd.	11,143,000	13,474,056
Wynn Macau Ltd.	4,117,200	11,845,888

		34,023,413

India — 8.4%
Fortis Healthcare Ltd.(a)	3,031,883	6,043,317
HDFC Bank Ltd.	535,808	17,799,620
Jindal Steel & Power Ltd.(a)	1,710,129	4,380,851
Tech Mahindra Ltd.	625,930	7,528,776
Titan Co. Ltd.	541,471	9,017,462
Yes Bank Ltd.	1,434,611	3,466,633

		48,236,659

Indonesia — 2.9%
Astra International Tbk PT	18,270,600	9,780,587
Bank Mandiri Persero Tbk PT	12,833,500	6,991,741

		16,772,328

Israel — 1.3%
Israel Chemicals Ltd.	1,433,106	7,609,488

Italy — 0.5%
Prada SpA	1,011,900	2,846,201

Mexico — 6.5%
Fomento Economico Mexicano SAB de CV	471,922	4,603,528
Fomento Economico Mexicano SAB de CV — ADR	64,249	6,270,060
Fresnillo PLC	487,687	4,776,543
Grupo Aeroportuario del Pacifico SAB de CV, ADR	32,166	3,260,667
Grupo Aeroportuario del Pacifico SAB de CV, Class B	323,342	3,287,701
Grupo Aeroportuario del Sureste SAB de CV, ADR	3,165	520,801
Grupo Aeroportuario del Sureste SAB de CV, Class B	35,725	588,421
Grupo Financiero Banorte SAB de CV, Series O	2,189,479	13,839,473

		37,147,194

Security	Shares	Value

Panama — 1.2%
Copa Holdings SA, Class A	79,941	$6,655,887

Poland — 1.5%
Powszechna Kasa Oszczednosci Bank Polski SA	831,136	8,554,770

Russia — 2.6%
Sberbank of Russia PJSC	1,249,970	4,379,084
Sberbank of Russia PJSC — ADR	756,101	10,837,884

		15,216,968

Saudi Arabia — 0.0%
Alinma Bank	15	108

South Korea — 8.9%
NCSoft Corp.	23,878	10,753,144
Samsung Electronics Co. Ltd.	504,290	19,827,278
Samsung SDI Co. Ltd.	21,072	4,278,586
SK Holdings Co. Ltd.	28,798	6,332,999
SK Hynix, Inc.	149,718	10,131,532

		51,323,539

Taiwan — 7.4%
Largan Precision Co. Ltd.	48,000	7,205,877
Merry Electronics Co. Ltd.	926,976	5,339,219
Nanya Technology Corp.	5,187,000	11,015,840
Parade Technologies Ltd.	303,000	5,136,978
Silicon Motion Technology Corp. — ADR	188,558	7,210,458
Taiwan Semiconductor Manufacturing Co. Ltd.	763,000	6,406,171

		42,314,543

Thailand — 2.1%
Land & Houses PCL, Foreign Registered Shares	2,528,000	888,692
Land & Houses PCL — NVDR	18,311,500	6,429,317
Siam Commercial Bank PCL — NVDR	1,177,300	4,833,484

		12,151,493

Turkey — 1.0%
Koza Altin Isletmeleri AS(a)(b)	771,094	5,506,047

United Arab Emirates — 1.3%
NMC Health PLC	201,693	7,448,092

United Kingdom — 1.5%
Prudential PLC	374,837	8,516,811

Total Common Stocks — 89.6% (Cost — $469,680,194)		513,947,694

Participation Notes — 0.0%

Taiwan — 0.0%
Deutsche Bank AG (Merry Electronics Co. Ltd.), due 02/01/28(a)	4,538	26,141

Total Participation Notes — 0.0% (Cost — $16,494)		26,141

Preferred Stocks — 2.3%

Brazil — 2.3%
Banco Nacional SA, Preference Shares, 0.00%(a)(c)	42,567,626	109
Itau Unibanco Holding SA, Preference Shares — ADR, 0.00%	1,483,768	12,834,593

Total Preferred Stocks — 2.3% (Cost — $12,882,906)		12,834,702

Total Long-Term Investments — 91.9% (Cost — $482,579,594)		526,808,537

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Short-Term Securities — 8.5%

Money Market Funds — 8.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(d)(f)		42,237,075	$42,237,075
SL Liquidity Series, LLC, Money Market Series, 2.61%(d)(e)(f)		6,621,088	6,622,412

Total Money Market Funds — 8.5% (Cost — $48,859,147)			48,859,487

		Par (000)

Time Deposits — 0.0%

South Africa — 0.0%
Brown Brothers Harriman & Co., 5.32%, 05/01/19	ZAR	361	25,238

Total Time Deposits — 0.0% (Cost — $25,238)			25,238

Total Short-Term Securities — 8.5% (Cost — $48,884,385)			48,884,725

Total Investments — 100.4% (Cost — $531,463,979)			575,693,262

Liabilities in Excess of Other Assets — (0.4)%			(2,161,580)

Net Assets — 100.0%			$573,531,682

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(f)

During the six months ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/31/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,423,517	29,813,558	42,237,075	$42,237,075	$215,050		$—	$—
SL Liquidity Series, LLC, Money Market Series	4,869,518	1,751,570	6,621,088	6,622,412	74,550	(b)	1,496	564

				$48,859,487	$289,600		$1,496	$564

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	404	06/21/19	$21,820	$(271,655)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,458,518	KRW	22,090,671,563	JPMorgan Chase Bank N.A.	06/14/19	$460,856

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Emerging Markets Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$460,856	$—	$—	$460,856

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$271,655	$—	$—	$—	$271,655

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$701,925	$—	$—	$—	$701,925

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$358,113	$—	$—	$—	$358,113
Forward foreign currency exchange contracts	—	—	—	460,856	—	—	460,856

	$—	$—	$358,113	$460,856	$—	$—	$818,969

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$20,305,115
Foreign currency exchange contracts:
Average USD amounts purchased	$9,729,259

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$8,472,638	$—	$—	$8,472,638
Brazil	39,258,267	—	—	39,258,267
China	27,264,819	127,957,884	—	155,222,703
Egypt	—	6,670,545	—	6,670,545
Hong Kong	—	34,023,413	—	34,023,413
India	—	48,236,659	—	48,236,659
Indonesia	—	16,772,328	—	16,772,328
Israel	—	7,609,488	—	7,609,488
Italy	—	2,846,201	—	2,846,201
Mexico	32,370,651	4,776,543	—	37,147,194
Panama	6,655,887	—	—	6,655,887
Poland	—	8,554,770	—	8,554,770
Russia	—	15,216,968	—	15,216,968

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Emerging Markets Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Saudi Arabia	$108	$—	$—	$108
South Korea	—	51,323,539	—	51,323,539
Taiwan	7,210,458	35,104,085	—	42,314,543
Thailand	—	12,151,493	—	12,151,493
Turkey	—	5,506,047	—	5,506,047
United Arab Emirates	—	7,448,092	—	7,448,092
United Kingdom	—	8,516,811	—	8,516,811
Participation Notes	—	26,141	—	26,141
Preferred Stocks	12,834,593	—	109	12,834,702
Short-Term Securities:
Money Market Funds	42,237,075	—	—	42,237,075
Time Deposits	—	25,238	—	25,238

	$176,304,496	$392,766,245	$109	$569,070,850

Investments Valued at NAV(a)				6,622,412

				$575,693,262

Derivative Financial Instruments(b)
Liabilities:
Equity contracts	$(271,655)	$—	$—	$(271,655)
Foreign currency exchange contracts	—	460,856	—	460,856

	$(271,655)	$460,856	$—	$189,201

(a)	As of April 30, 2019, certain of the Fund’s Investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures and forward foreign currency exchange contracts. Futures and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instruments.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) April 30, 2019	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 82.6%

Argentina — 2.5%
Banco Macro SA — ADR		18,200	$738,556
Globant SA(a)		20,700	1,738,593
Pampa Energia SA — ADR(a)		24,500	513,275
YPF SA — ADR		76,900	1,040,457

			4,030,881

Brazil — 54.2%
AMBEV SA — ADR		1,097,700	5,170,167
Azul SA — ADR(a)(b)		60,200	1,562,792
B2W Cia Digital(a)		63,828	622,637
B3 SA — Brasil Bolsa Balcao		652,200	5,730,099
Banco Bradesco SA — ADR		1,169,640	10,596,938
Banco do Brasil SA		427,000	5,410,053
BB Seguridade Participacoes SA		285,900	2,060,527
BRF SA — ADR(a)(b)		399,300	3,126,519
Cia Energetica de Minas Gerais — ADR		113,100	418,470
Cyrela Brazil Realty SA Empreendimentos e Participacoes		298,585	1,353,916
Energisa SA		232,700	2,480,646
Eneva SA(a)		331,416	1,679,436
Fleury SA		234,700	1,242,005
Gerdau SA — ADR(b)		320,100	1,145,958
Iochpe-Maxion SA		343,300	1,740,533
Klabin SA		122,700	519,451
Linx SA		159,100	1,305,309
Localiza Rent a Car SA		343,500	3,171,228
MRV Engenharia e Participacoes SA		635,100	2,350,183
Oi SA(a)		3,459,900	1,491,222
Petroleo Brasileiro SA — ADR		1,115,800	16,108,178
Rumo SA(a)		998,683	4,609,972
Suzano SA		284,300	2,953,135
Vale SA — ADR		722,251	9,230,368

			86,079,742

Chile — 2.2%
Antofagasta PLC		289,400	3,440,320

Mexico — 23.7%
America Movil SAB de CV, Class L — ADR		486,049	7,178,944
Arca Continental SAB de CV		490,000	2,781,390
Cemex SAB de CV — ADR(a)(b)		402,500	1,851,500
Corp. Inmobiliaria Vesta SAB de CV		913,300	1,439,967
Fibra Uno Administracion SA de CV		1,183,800	1,764,671
Fomento Economico Mexicano SAB de CV — ADR		79,500	7,758,405
Grupo Aeroportuario del Pacifico SAB de CV — ADR		17,000	1,723,290
Grupo Aeroportuario del Pacifico SAB de CV, Class B		126,600	1,287,252
Grupo Bimbo SAB de CV, Series A		888,600	1,978,963
Grupo Cementos de Chihuahua SAB de CV		167,800	961,513
Grupo Financiero Banorte SAB de CV, Series O		1,150,700	7,273,457
Kimberly-Clark de Mexico SAB de CV, Class A(a)		944,000	1,631,780

			37,631,132

Total Common Stocks — 82.6% (Cost — $98,305,389)			131,182,075

		Par (000)

Corporate Bonds — 0.1%

Brazil — 0.1%
Klabin SA:
7.25%, 06/15/20	BRL	22	94,331
1.00%, 06/15/22		12	50,794
Lupatech SA, 6.50%, 04/15/19(a)(c)(d)		2,128	—

Total Corporate Bonds — 0.1% (Cost — $1,303,066)			145,125

Security	Shares	Value

Preferred Stocks — 15.6%

Brazil — 15.6%
Cia Brasileira de Distribuicao, Preference Shares,	133,900	$3,295,338
Cia Energetica de Minas Gerais, Preference Shares,	670,900	2,522,013
Gerdau SA, Preference Shares,	505,400	1,823,827
Itau Unibanco Holding SA, Preference Shares — ADR,	1,740,100	15,051,865
Lojas Americanas SA, Preference Shares,	529,215	2,121,665

Total Preferred Stocks — 15.6% (Cost — $19,244,454)		24,814,708

Warrants — 0.0%

Brazil — 0.0%
Klabin SA (Expires 06/15/20)(c)	22,282	—

Total Warrants — 0.0% (Cost — $—)		—

Total Long-Term Investments — 98.3% (Cost — $118,852,909)		156,141,908

Short-Term Securities — 3.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.32%(e)(g)	2,959,570	2,959,570
SL Liquidity Series, LLC, Money Market Series, 2.61%(e)(f)(g)	3,089,956	3,090,574

Total Short-Term Securities — 3.8% (Cost — $6,049,332)		6,050,144

Total Investments — 102.1% (Cost — $124,902,241)		162,192,052

Liabilities in Excess of Other Assets — (2.1)%		(3,310,708)

Net Assets — 100.0%		$158,881,344

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of security was purchased with the cash collateral from loaned securities.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) April 30, 2019	BlackRock Latin America Fund, Inc.

(g)

During the six months ended April 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 10/30/18	Net Activity	Shares Held at 04/30/19	Value at 04/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,756,487	(796,917)	2,959,570	$2,959,570	$17,803		$—	$—
SL Liquidity Series, LLC, Money Market Series	15,049,666	(11,959,710)	3,089,956	3,090,574	13,004	(b)	(995)	1,553

				$6,050,144	$30,807		$(995)	$1,553

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Common Stocks:
Argentina	$4,030,881	$—	$—		$4,030,881
Brazil	86,079,742	—	—		86,079,742
Chile	—	3,440,320	—		3,440,320
Mexico	37,631,132	—	—		37,631,132
Corporate Bonds	—	145,125	0	(a)	145,125
Preferred Stocks	24,814,708	—	—		24,814,708
Warrants	—	—	0	(a)	0	(a)
Short-Term Securities	2,959,570	—	—		2,959,570

	$155,516,033	$3,585,445	$0	(a)	$159,101,478

Investments Valued at NAV(b)					3,090,574

					$162,192,052

(a)	Rounds to less than $1.
(b)	As of April 30, 2019, certain of the Fund’s Investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements

SCHEDULES OF INVESTMENTS	15

Statements of Assets and Liabilities  (unaudited)

April 30, 2019

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

ASSETS
Investments at value — unaffiliated(a)(b)	$526,833,775	$156,141,908
Investments at value — affiliated(c)	48,859,487	6,050,144
Cash	19	—
Cash pledged for futures contracts	1,167,000	—
Foreign currency at value(d)	206,755	187,677
Receivables:
Investments sold	2,840,123	1,284,156
Securities lending income — affiliated	16,810	973
Capital shares sold	1,629,554	29,474
Dividends — affiliated	63,861	2,517
Dividends — unaffiliated	689,454	511,978
Interest — unaffiliated	—	2,972
Unrealized appreciation on forward foreign currency exchange contracts	460,856	—
Prepaid expenses	54,913	39,041

Total assets	582,822,607	164,250,840

LIABILITIES
Cash collateral on securities loaned at value	6,620,674	3,091,085
Payables:
Investments purchased	1,181,938	1,676,453
Capital shares redeemed	591,430	210,241
Investment advisory fees	377,044	131,926
Directors’ and Officer’s fees	2,841	1,081
Other accrued expenses	415,059	232,124
Other affiliates	859	443
Service and distribution fees	70,777	26,143
Variation margin on futures contracts	30,303	—

Total liabilities	9,290,925	5,369,496

NET ASSETS	$573,531,682	$158,881,344

NET ASSETS CONSIST OF
Paid-in capital	$531,908,793	$142,232,347
Accumulated earnings	41,622,889	16,648,997

NET ASSETS	$573,531,682	$158,881,344

(a) Investments at cost — unaffiliated	$482,604,832	$118,852,909
(b) Securities loaned at value	$6,503,865	$3,010,451
(c) Investments at cost — affiliated	$48,859,147	$6,049,332
(d) Foreign currency at cost	$206,660	$186,529

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

April 30, 2019

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

NET ASSET VALUE

Institutional
Net assets	$236,618,280	$57,322,208

Shares outstanding, 100 million shares authorized	9,915,907	1,127,900

Net asset value	$23.86	$50.82

Par value	$0.10	$0.10

Investor A
Net assets	$203,862,200	$92,386,611

Shares outstanding, 100 million shares authorized	8,857,089	1,840,939

Net asset value	$23.02	$50.18

Par value	$0.10	$0.10

Investor C
Net assets	$35,044,712	$8,413,485

Shares outstanding, 100 million shares authorized	1,806,685	183,872

Net asset value	$19.40	$45.76

Par value	$0.10	$0.10

Class K
Net assets	$98,006,490	$759,040

Shares outstanding, 2 billion shares authorized	4,106,923	14,935

Net asset value	$23.86	$50.82

Par value per share	$0.10	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Operations  (unaudited)

Six Months Ended April 30, 2019

	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated(a)	$2,172,610	$2,735,906
Non-cash dividends — unaffiliated	—	183,254
Dividends — affiliated	215,050	17,803
Securities lending income — affiliated — net	74,550	13,004
Interest — unaffiliated	6,256	25,642
Foreign taxes withheld	(138,465)	(328,392)

Total investment income	2,330,001	2,647,217

EXPENSES
Investment advisory	1,767,839	827,002
Service and distribution — class specific	395,953	163,416
Transfer agent — class specific	358,004	118,947
Custodian	121,842	40,944
Professional	54,492	43,163
Registration	42,966	35,199
Accounting services	35,665	22,261
Printing	17,792	13,621
Board realignment and consolidation	15,473	4,873
Organization and offering	8,064	7,804
Directors and Officer	7,050	5,486
Miscellaneous	11,155	8,723

Total expenses	2,836,295	1,291,439

Less:
Fees waived and/or reimbursed by the Manager	(214,682)	(3,368)
Transfer agent fees waived and/or reimbursed — class specific	(267,772)	—

Total expenses after fees waived and/or reimbursed	2,353,841	1,288,071

Net investment income (loss)	(23,840)	1,359,146

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,918,231	1,820,953
Investments — affiliated	1,496	(995)
Futures contracts	701,925	—
Foreign currency transactions	(38,290)	(66,653)

	4,583,362	1,753,305

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	52,352,205	5,238,569
Investments — affiliated	564	1,553
Futures contracts	358,113	—
Forward foreign currency exchange contracts	460,856	—
Foreign currency translations	(187,468)	(9,849)

	52,984,270	5,230,273

Net realized and unrealized gain	57,567,632	6,983,578

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,543,792	$8,342,724

(a)	Includes non-recurring dividends in the amount of $329,510 and $313,053 respectively.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.
	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(23,840)	$2,364,389
Net realized gain	4,583,362	16,252,435
Net change in unrealized appreciation (depreciation)	52,984,270	(46,744,083)

Net increase (decrease) in net assets resulting from operations	57,543,792	(28,127,259)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,031,885)	(385,038)
Investor A	(1,095,473)	(354,409)
Class K	(15,478)	—

Decrease in net assets resulting from distributions to shareholders	(2,142,836)	(739,447)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	218,201,862	(12,001,228)

NET ASSETS
Total increase (decrease) in net assets	273,602,818	(40,867,934)
Beginning of period	299,928,864	340,796,798

End of period	$573,531,682	$299,928,864

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Statements of Changes in Net Assets  (continued)

	BlackRock Latin America Fund, Inc.
	Six Months Ended 04/30/19 (unaudited)	Year Ended 10/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,359,146	$1,525,576
Net realized gain	1,753,305	6,474,108
Net change in unrealized appreciation (depreciation)	5,230,273	(9,147,748)

Net increase in net assets resulting from operations	8,342,724	(1,148,064)

DISTRIBUTIONS(a)
Institutional	(684,146)	(746,930)
Investor A	(765,993)	(873,457)
Class K	(9,377)	—

Decrease in net assets resulting from distributions to shareholders	(1,459,516)	(1,620,387)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(10,947,580)	(23,052,337)

NET ASSETS
Total decrease in net assets	(4,064,372)	(25,820,788)
Beginning of period	162,945,716	188,766,504

End of period	$158,881,344	$162,945,716

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$20.73		$22.74	$18.32	$16.51	$20.56		$20.10

Net investment income(a)	0.02	(b)	0.24	0.14	0.16	0.19		0.18
Net realized and unrealized gain (loss)	3.31		(2.14)	4.58	1.86	(4.13)		0.39

Net increase (decrease) from investment operations	3.33		(1.90)	4.72	2.02	(3.94)		0.57

Distributions from net investment income(c)	(0.20)		(0.11)	(0.30)	(0.21)	(0.11)		(0.11)

Net asset value, end of period	$23.86		$20.73	$22.74	$18.32	$16.51		$20.56

Total Return(d)
Based on net asset value	16.23	%(e)	(8.39)%	26.35%	12.47%	(19.24)%		2.86%

Ratios to Average Net Assets
Total expenses	1.20	%(f)(g)	1.31%	1.34%	1.20%	1.17	%(g)	1.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.99	%(f)(g)	1.11%	1.34%	1.20%	1.17	%(g)	1.16%

Net investment income	0.19	%(b)(f)(g)	1.05%	0.72%	0.97%	0.98	%(g)	0.88%

Supplemental Data
Net assets, end of period (000)	$236,618		$98,990	$77,115	$120,939	$169,509		$467,132

Portfolio turnover rate	55%		121%	126%	92%	103%		94%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.18%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$19.96		$21.88	$17.62	$15.89	$19.81		$19.38

Net investment income(a)	—	(b)	0.16	0.07	0.08	0.10		0.06
Net realized and unrealized gain (loss)	3.19		(2.04)	4.42	1.79	(3.99)		0.42

Net increase (decrease) from investment operations	3.19		(1.88)	4.49	1.87	(3.89)		0.48

Distributions from net investment income(c)	(0.13)		(0.04)	(0.23)	(0.14)	(0.03)		(0.05)

Net asset value, end of period	$23.02		$19.96	$21.88	$17.62	$15.89		$19.81

Total Return(d)
Based on net asset value	16.09	%(e)	(8.62)%	25.95%	11.95%	(19.67)%		2.46%

Ratios to Average Net Assets
Total expenses	1.50	%(f)(g)	1.60%	1.68%	1.68%	1.62	%(f)	1.58%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.24	%(f)(g)	1.40%	1.68%	1.68%	1.62	%(f)	1.58%

Net investment income (loss)	(0.05	)%(b)(f)(g)	0.72%	0.39%	0.51%	0.56	%(f)	0.32%

Supplemental Data
Net assets, end of period (000)	$203,862		$164,683	$210,355	$191,205	$193,165		$231,467

Portfolio turnover rate	55%		121%	126%	92%	103%		94%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.02 per share and 0.12%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	0.01%	—%

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$16.77		$18.50	$14.93	$13.48	$16.91		$16.65

Net investment loss(a)	(0.07	)(b)	(0.02)	(0.09)	(0.04)	(0.04)		(0.08)
Net realized and unrealized gain (loss)	2.70		(1.71)	3.76	1.53	(3.39)		0.34

Net increase (decrease) from investment operations	2.63		(1.73)	3.67	1.49	(3.43)		0.26

Distributions from net investment income(c)	—		—	(0.10)	(0.04)	—		—

Net asset value, end of period	$19.40		$16.77	$18.50	$14.93	$13.48		$16.91

Total Return(d)
Based on net asset value	15.68	%(e)	(9.35)%	24.84%	11.07%	(20.28)%		1.56%

Ratios to Average Net Assets
Total expenses	2.37	%(f)(g)	2.41%	2.53%	2.52%	2.44	%(g)	2.41%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.99	%(f)(g)	2.18%	2.53%	2.52%	2.44	%(g)	2.41%

Net investment loss	(0.80	)%(b)(f)(g)	(0.10)%	(0.57)%	(0.33)%	(0.26	)%(g)	(0.49)%

Supplemental Data
Net assets, end of period (000)	$35,045		$34,756	$53,327	$99,170	$110,911		$128,684

Portfolio turnover rate	55%		121%	126%	92%	103%		94%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.01 per share and 0.12%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Year Ended April 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	—%	—%	0.01%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Class K
	Six Months Ended 04/30/19 (unaudited)		Period from 01/25/18 (a) to 10/31/18

Net asset value, beginning of period	$20.74		$25.97

Net investment income(b)	0.01	(c)	0.32
Net realized and unrealized gain (loss)	3.33		(5.55)

Net increase (decrease) from investment operations	3.34		(5.23)

Distributions from net investment income(d)	(0.22)		—

Net asset value, end of period	$23.86		$20.74

Total Return(e)
Based on net asset value	16.26	%(f)	(20.14	)%(f)

Ratios to Average Net Assets(h)
Total expenses	1.01	%(g)	1.16	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.94	%(g)	0.95	%(g)

Net investment income	0.07	%(g)	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$98,006		$1,500

Portfolio turnover rate	55%		121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.32%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/19 (unaudited)	Period from 01/25/18 to 10/31/18
Investments in underlying funds	0.01%	0.01%

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.

	Institutional
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$48.89		$49.20	$45.22	$34.98	$54.16	$56.13

Net investment income(a)	0.46	(b)	0.56	0.40	0.56	0.49	1.08
Net realized and unrealized gain (loss)	2.02		(0.29)	4.15	9.95	(18.53)	(2.52)

Net increase (decrease) from investment operations	2.48		0.27	4.55	10.51	(18.04)	(1.44)

Distributions from net investment income(c)	(0.55)		(0.58)	(0.57)	(0.27)	(1.14)	(0.53)

Net asset value, end of period	$50.82		$48.89	$49.20	$45.22	$34.98	$54.16

Total Return(d)
Based on net asset value	5.19	%(e)	0.58%	10.37%	30.32%	(33.77)%	(2.51)%

Ratios to Average Net Assets
Total expenses	1.32	%(f)	1.36%	1.31%	1.33%	1.32%	1.25%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.32	%(f)	1.35%	1.31%	1.33%	1.32%	1.25%

Net investment income	1.85	%(f)(b)	1.13%	0.88%	1.52%	1.14%	1.99%

Supplemental Data
Net assets, end of period (000)	$57,322		$59,535	$64,009	$56,867	$45,472	$87,941

Portfolio turnover rate	35%		48%	56%	58%	35%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.09 per share and 0.38%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor A
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$48.20		$48.49	$44.57	$34.45	$53.31	$55.21

Net investment income(a)	0.39	(b)	0.40	0.26	0.42	0.35	0.92
Net realized and unrealized gain (loss)	1.99		(0.27)	4.10	9.83	(18.24)	(2.47)

Net increase (decrease) from investment operations	2.38		0.13	4.36	10.25	(17.89)	(1.55)

Distributions from net investment income(c)	(0.40)		(0.42)	(0.44)	(0.13)	(0.97)	(0.35)

Net asset value, end of period	$50.18		$48.20	$48.49	$44.57	$34.45	$53.31

Total Return(d)
Based on net asset value	5.02	%(e)	0.29%	10.03%	29.91%	(33.96)%	(2.78)%

Ratios to Average Net Assets
Total expenses	1.63	%(f)	1.66%	1.62%	1.65%	1.61%	1.53%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.63	%(f)	1.65%	1.62%	1.65%	1.61%	1.53%

Net investment income	1.59	%(f)	0.83%	0.58%	1.17%	0.83%	1.72%

Supplemental Data
Net assets, end of period (000)	$92,387		$90,613	$107,992	$105,414	$93,494	$178,571

Portfolio turnover rate	35%		48%	56%	58%	35%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.38%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Investor C
	Six Months Ended 04/30/19 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$43.75		$43.98	$40.45	$31.41	$48.57	$50.37

Net investment income(a)	0.18	(b)	0.03	(0.06)	0.12	(0.02)	0.43
Net realized and unrealized gain (loss)	1.83		(0.26)	3.72	8.92	(16.64)	(2.23)

Net increase (decrease) from investment operations	2.01		(0.23)	3.66	9.04	(16.66)	(1.80)

Distributions from net investment income(c)	—		—	(0.13)	—	(0.50)	—

Net asset value, end of period	$45.76		$43.75	$43.98	$40.45	$31.41	$48.57

Total Return(d)
Based on net asset value	4.59	%(e)	(0.52)%	9.12%	28.78%	(34.53)%	(3.57)%

Ratios to Average Net Assets
Total expenses	2.46	%(f)	2.47%	2.47%	2.51%	2.48%	2.36%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.46	%(f)	2.46%	2.47%	2.51%	2.47%	2.36%

Net investment income	0.78	%(f)	0.06%	(0.16)%	0.37%	(0.04)%	0.88%

Supplemental Data
Net assets, end of period (000)	$8,413		$12,014	$16,746	$24,117	$22,787	$49,724

Portfolio turnover rate	35%		48%	56%	58%	35%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.08 per share and 0.36%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)

	Class K
	Six Months Ended 04/30/19 (unaudited)		Period from 01/25/18 (a) to 10/31/18

Net asset value, beginning of period	$48.92		$55.91

Net investment income(b)	0.49	(c)	0.31
Net realized and unrealized gain (loss)	2.00		(7.30)

Net increase (decrease) from investment operations	2.49		(6.99)

Distributions from net investment income	(0.59)		—

Net asset value, end of period	$50.82		$48.92

Total Return(d)
Based on net asset value	5.22	%(e)	(12.50	)%(e)

Ratios to Average Net Assets
Total expenses	1.26	%(f)	1.33	%(f)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.26	%(f)	1.32	%(f)

Net investment income	1.95	%(f)	0.84	%(f)

Supplemental Data
Net assets, end of period (000)	$759		$784

Portfolio turnover rate	35%		48%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.38%, respectively, resulting from a special dividend.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc. .	Latin America	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Offering costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2019, certain investments of the Funds were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BlackRock Emerging Markets Fund, Inc.
Barclays Capital Inc.	$817,020	$(817,020)	$—
Credit Suisse Securities (USA) LLC	4,506,681	(4,506,681)
JP Morgan Securities LLC.	1,057,320	(1,057,320)	—
Morgan Stanley & Co. LLC	122,844	(122,844)	—

	$6,503,865	$(6,503,865)	$—

BlackRock Latin America Fund, Inc.
Citigroup Global Markets Inc.	$43,691	$(43,691)	$—
Goldman Sachs & Co.	1,067,245	(1,067,245)	—
JP Morgan Securities LLC	1,062,153	(1,062,153)	—
Morgan Stanley & Co. LLC	441,320	(441,320)	—
State Street Bank & Trust Company	396,042	(396,042)	—

	$3,010,451	$(3,010,451)	$—

(a)

Cash collateral with a value of $ 6,620,674 and $ 3,091,085 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect and wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.89%
$1 Billion — $3 Billion	0.84
$3 Billion — $5 Billion	0.80
$5 Billion — $10 Billion	0.77
Greater than $10 Billion	0.76

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

For such services, Latin America pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

With respect to Emerging Markets, the Manager entered into a sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. The Manager pays BAMNAL for services it provides for that portion of the Fund for which BAMNAL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended April 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets	$227,104	$168,849	$395,953
Latin America	117,905	45,511	163,416

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended April 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Emerging Markets	$724	$4,046	$1,448	$6,218
Latin America	426	4,472	543	5,441

For the six months ended April 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$117,438	$186,885	$53,380	$301	$358,004
Latin America	31,879	75,799	11,097	172	118,947

Other Fees: For the six months ended April 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	Emerging Markets	Latin America
Investor A	$5,554	$884

For the six months ended April 30, 2019, affiliates received CDSCs as follows:

	Emerging Markets	Latin America
Investor A	$3,645	$—
Investor C	505	262

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Emerging Markets
Institutional	0.99%
Investor A	1.24
Investor C	1.99
Class K	0.94

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 29, 2020, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, transfer agent fees reimbursed — class specific, in the

Statements of Operations. For the six months ended April 30, 2019, class specific expense waivers and/or reimbursements are as follows:

Fees waived and reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$68,950	$94,206	$17,818	$11,599	$192,573

Transfer agent fees waived and/or reimbursed — class specific	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets	$80,813	$141,722	$44,937	$300	$267,772

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended April 30, 2019, the amounts waived were as follows:

	Emerging Markets	Latin America
Amounts waived	$6,636	$559

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended April 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of directors of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended April 30, 2019, the amounts reimbursed were as follows:

	Emerging Markets	Latin America
Amounts	$15,473	$2,809

For the six months ended April 30, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Emerging Markets	Latin America
Amounts reimbursed	$1,786	$881

With respect to the contractual expense limitation, if during Emerging Market’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

On April 30, 2019, Emerging Market’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring October 31,
	2020	2021
Fund level	$349,388	$192,573
Institutional	66,015	80,813
Investor A	161,433	141,722
Investor C	52,939	44,937
Class K	324	300

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, each Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended April 30, 2019, each Fund paid BIM the following amounts for securities lending agent services:

	Emerging Markets	Latin America
Securities lending services	$14,888	$2,675

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended April 30, 2019, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended April 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Sales	Net Realized Gain (Loss)
Emerging Markets	$627,849	$10,407

7.	PURCHASES AND SALES

For the six months ended April 30, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets	Latin America
Purchases	$393,266,567	$56,842,468
Sales	211,779,436	70,426,420

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Emerging Markets	Latin America
No expiration date	$7,240,273	$20,046,069

As of April 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$532,259,582	$128,673,644

Gross unrealized appreciation	$57,161,159	$41,572,986
Gross unrealized depreciation	(13,538,278)	(8,054,578)

Net unrealized appreciation	$43,622,881	$33,518,408

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a/ Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Latin America invested a significant portion of its assets in securities in the Banking sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Emerging Markets invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, Latin America’s investments had the following industry classifications:

Industry	Percent of Net Assets
Banks	25%
Oil, Gas & Consumable Fuels	11
Metals & Mining	10
Beverages	10
Other(a)	44

(a)	All other industries held were less than 5% of net assets.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six months ended 04/30/19		Year Ended 10/31/18
Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,321,382	$143,728,994	3,384,432	$77,931,207
Shares issued in reinvestment of distributions	36,674	763,178	13,350	305,849
Shares redeemed	(1,217,295)	(26,889,673)	(2,013,234)	(46,255,182)

Net increase	5,140,761	$117,602,499	1,384,548	$31,981,874

Investor A
Shares sold	1,322,512	$28,806,442	1,053,700	$23,758,562
Shares issued in reinvestment of distributions	49,886	1,002,228	14,732	325,576
Shares redeemed	(767,630)	(16,524,885)	(2,428,708)	(54,510,104)

Net increase (decrease)	604,768	$13,283,785	(1,360,276)	$(30,425,966)

Investor C
Shares sold	136,284	$2,438,469	175,217	$3,372,402
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(402,051)	(7,190,111)	(985,252)	(18,697,435)

Net decrease	(265,767)	$(4,751,642)	(810,035)	$(15,325,033)

			Period from 01/25/18 to 10/31/18 (a)
Class K
Shares sold	4,099,816	$93,575,748	88,877	$2,136,812
Shares issued in reinvestment of distributions	662	13,780	—	—
Shares redeemed	(65,844)	(1,522,308)	(16,588)	(368,915)

Net increase	4,034,634	$92,067,220	72,289	$1,767,897

Total Net increase (decrease)	9,514,396	$218,201,862	(713,474)	$(12,001,228)

	Six months ended 04/30/19		Year Ended 10/31/18
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	330,112	$16,630,895	511,404	$25,829,818
Shares issued in reinvestment of distributions	13,576	627,207	14,173	678,883
Shares redeemed	(433,455)	(22,073,259)	(608,857)	(29,561,536)

Net decrease	(89,767)	$(4,815,157)	(83,280)	$(3,052,835)

Investor A
Shares sold	168,318	$8,322,825	188,703	$9,443,430
Shares issued in reinvestment of distributions	14,495	662,163	15,993	757,299
Shares redeemed	(221,837)	(11,084,828)	(551,694)	(26,525,071)

Net decrease	(39,024)	$(2,099,840)	(346,998)	$(16,324,342)

Investor B(b)
Shares redeemed	—	—	(421)	(19,131)

Net decrease	—	$—	(421)	$(19,131)

Investor C
Shares sold	4,728	$216,583	17,719	$828,685
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(95,476)	(4,192,996)	(123,881)	(5,384,242)

Net decrease	(90,748)	$(3,976,413)	(106,162)	$(4,555,557)

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

	Six months ended 04/30/19		Period from 01/25/18 to 10/31/18 (a)
Latin America	Shares	Amount	Shares	Amount
Class K
Shares sold	1,370	$69,258	21,112	$1,132,641
Shares issued in reinvestment of distributions	156	7,260	—	—
Shares redeemed	(2,621)	(132,688)	(5,082)	(233,113)

Net increase (decrease)	(1,095)	$(56,170)	16,030	$899,528

Total Net Decrease	(220,634)	$(10,947,580)	(520,831)	$(23,052,337)

(a)	Commencement of operations.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.

As of April 30, 2019, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Class K
Emerging Markets	7,701
Latin America	3,577

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Robert M. Hernandez, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Sub-Adviser

BlackRock Asset Management

North Asia Limited(a)

Hong Kong

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Emerging Markets only.

DIRECTOR AND OFFICER INFORMATION	41

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Directors of each Fund. The newly elected Directors took office effective January 1, 2019.

Shareholders approved the Directors* of BlackRock Emerging Markets Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	13,707,504	374,891	340,450
Susan J. Carter	13,883,473	204,418	334,955
Collette Chilton	13,832,089	224,640	366,117
Neil A. Cotty	13,742,022	313,795	367,029
Robert Fairbairn	13,772,968	363,285	286,593
Lena G. Goldberg	13,794,380	291,525	336,941
Robert M. Hernandez	13,558,373	517,242	347,230
Henry R. Keizer	13,730,435	345,975	346,436
Cynthia A. Montgomery	13,821,673	259,099	342,074
Donald C. Opatrny	13,688,241	381,578	353,027
John M. Perlowski	13,776,359	292,704	353,783
Joseph P. Platt	13,612,965	455,761	354,119
Mark Stalnecker	13,683,726	381,795	357,325
Kenneth L. Urish	13,709,101	359,571	354,174
Claire A. Walton	13,823,744	256,475	342,627

Shareholders approved the Directors* of BlackRock Latin America Fund, Inc. with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	2,862,454	91,707	26,507
Susan J. Carter	2,921,832	47,894	10,942
Collette Chilton	2,909,214	50,710	20,744
Neil A. Cotty	2,904,021	47,666	28,981
Robert Fairbairn	2,900,148	57,193	23,327
Lena G. Goldberg	2,884,882	83,062	12,724
Robert M. Hernandez	2,876,297	80,987	23,384
Henry R. Keizer	2,907,290	52,763	20,615
Cynthia A. Montgomery	2,903,209	67,792	9,667
Donald C. Opatrny	2,885,883	70,188	24,597
John M. Perlowski	2,909,462	49,312	21,894
Joseph P. Platt	2,886,549	72,232	21,887
Mark Stalnecker	2,901,137	56,205	23,326
Kenneth L. Urish	2,908,568	51,486	20,614
Claire A. Walton	2,915,943	53,729	10,996

*	Denotes Fund-wide proposal and voting results.

The above Directors, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	43

Glossary of Terms Used in this Report

Currency

KRW	Korean Won

Portfolio Abbreviations

ADR	American Depositary Receipts

NVDR	Non-voting Depository Receipts

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLA-4/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date: July 8, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date: July 8, 2019

3